                                                                      EXHIBIT 16

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.


Signature                     Title          Date


/s/ John W. Ballantine        Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.

Signature                     Title          Date

/s/ Lewis A. Burnham          Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.


Signature                     Title          Date

/s/ Linda C. Coughlin         Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.


Signature                     Title          Date

/s/ Donald L. Dunaway         Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.


Signature                     Title          Date

/s/ Robert B. Hoffman         Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.

Signature                     Title          Date

/s/ Donald R. Jones           Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.

Signature                     Title          Date

/s/ Thomas W. Littauer        Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------


     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.

Signature                     Title          Date


/s/ Shirley D. Peterson       Trustee        November 29, 2000

                               POWER OF ATTORNEY
                               -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper U.S. Government Securities Fund.


Signature                     Title          Date

/s/ William P. Sommers        Trustee        November 29, 2000